Exhibit 99.1

Contact:	Tracey Noe (Media)	Shep Dunlap (Investors)
	1-847-943-5678	1-847-943-5454
	news@mdlz.com	ir@mdlz.com

Mondelēz International Highlights Progress on Focused

Growth Strategy through Accelerated Marketing & Sales at

2023 CAGNY Conference

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Marketing and Sales transformation powering growth in core categories with iconic brands including Oreo, Ritz, LU, Clif Bar and Tate’s Bake Shop biscuits and baked snacks, as well as Cadbury Dairy Milk, Milka and Toblerone chocolate

•	Personalized, digital approach enabling deeper consumer and customer connectivity in both developed and emerging markets

CHICAGO – February 21, 2023 – Mondelēz International (Nasdaq: MDLZ) today will highlight how its higher-growth, more focused portfolio is benefiting from accelerated marketing and sales at the 2023 Consumer Analyst Group of New York (CAGNY) Conference. Chairman and Chief Executive Officer Dirk Van de Put, Chief Financial Officer Luca Zaramella, and Chief Marketing and Sales Officer Martin Renaud will detail the Company’s progress in delivering strong, sustainable growth in core categories; improving commercial operations and performance; and reshaping its portfolio through growth-accretive acquisitions.

“We’re excited to showcase how our marketing and sales transformation is advancing our focused growth strategy, as well as highlighting the latest developments in our portfolio reshaping plan,” Van de Put said. “By focusing on profit dollar growth, local-first commercial execution, high-return investment and clearly defined incentives, we have step-changed the company’s trajectory, and we are approaching the next phase of our evolution with acceleration and focus.”

Showing Progress Against Our Strategy

Mondelēz International has reinvented its marketing and sales strategy in the last few years, resulting in strong growth, increased efficiency and improved productivity – enabling the Company to further invest in its widely loved brands.

“We have shifted our investment posture in recent years to higher levels of spending supporting a more focused portfolio of purpose-led brands, and it’s clear this strategy is paying off,” Renaud said. “Our marketing and sales transformation has enabled us to demonstrate strong positions in our core categories, driving demand and growing brand loyalty to advance further growth while strengthening cultural relevance in both emerging and developed markets.”

The presentation will focus on three key areas of Mondelēz International’s strategy to drive sustainable long-term growth:

•	Driving focused execution on the Company’s key growth initiatives, within its core categories of chocolate, biscuits and baked snacks

•	Further strengthening its brands through marketing and sales excellence, advancing digital-enabled personalization and customer centricity

•	Continuing to drive value through growth-accretive M&A in areas where the Company has scale and expertise to drive top and bottom-line synergies

Presentation and Materials

Simultaneous with the webcast for CAGNY participants, today’s presentation and accompanying slides will be available in the investor section of the Company’s website (www.mondelezinternational.com) and will remain available on the website following the webcast.

About Mondelēz International

Mondelēz International, Inc. (Nasdaq: MDLZ) empowers people to snack right in over 150 countries around the world. With 2022 net revenues of approximately $31 billion, MDLZ is leading the future of snacking with iconic global and local brands such as Oreo, Ritz, LU, Clif Bar and Tate’s Bake Shop biscuits and baked snacks, as well as Cadbury Dairy Milk, Milka and Toblerone chocolate. Mondelēz International is a proud member of the Standard and Poor’s 500, Nasdaq 100 and Dow Jones Sustainability Index. Visit www.mondelezinternational.com or follow the company on Twitter at www.twitter.com/MDLZ.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management, including for future operations, capital expenditures or share repurchases; any statements concerning proposed new products, services, or developments; any statements regarding future economic conditions or performance; any statements of belief or expectation; and any statements of assumptions underlying any of the foregoing or other future events. Forward-looking statements may include, among others, the words, and variations of words, “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “likely,” “estimate,” “anticipate,” “objective,” “predict,” “project,” “drive,” “seek,” “aim,” “target,” “potential,” “commitment,” “outlook,” “continue” or any other similar words.

Although the Company believes that the expectations reflected in any of the Company’s forward-looking statements are reasonable, actual results or outcomes could differ materially from those projected or assumed in any forward-looking statements. The Company’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond the Company’s control. Important factors that could cause the Company’s actual results or performance to differ materially from those contained in or implied by the Company’s forward-looking statements include, but are not limited to, the following:

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weakness in macroeconomic conditions in the Company’s markets, including as a result of inflation (and related monetary policy actions by governments in response to inflation), volatility of commodity and other input costs and availability of commodities;

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geopolitical uncertainty, including the impact of ongoing or new developments in the war in Ukraine, related current and future sanctions imposed by governments and other authorities and related impacts, including on the Company’s business operations, employees, reputation, brands, financial condition and results of operations;

•	global or regional health pandemics or epidemics, including COVID-19;

•	competition and the Company’s response to channel shifts and pricing and other competitive pressures;

•	pricing actions;

•	promotion and protection of the Company’s reputation and brand image;

•	weakness in consumer spending and/or changes in consumer preferences and demand and the Company’s ability to predict, identify, interpret and meet these changes;

•	risks from operating globally, including in emerging markets, such as political, economic and regulatory risks;

•	the outcome and effects on the Company of legal and tax proceedings and government investigations, including the European Commission legal matter;

•	use of information technology and third party service providers;

•	unanticipated disruptions to the Company’s business, such as malware incidents, cyberattacks or other security breaches, and supply, commodity, labor and transportation constraints;

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the Company’s ability to identify, complete, manage and realize the full extent of the benefits, cost savings or synergies presented by strategic transactions, including the Company’s recently completed acquisitions of Ricolino, Clif Bar, Chipita, Gourmet Food, Grenade and Hu, and the anticipated closing of the planned divestiture of the Company’s developed market gum business in the United States, Canada and Europe;

•	the Company’s investments and ownership interests in those investments, including JDE Peet’s and KDP;

•	the restructuring program and the Company’s other transformation initiatives not yielding the anticipated benefits;

•	changes in the assumptions on which the restructuring program is based;

•	the impact of climate change on the Company’s supply chain and operations;

•	consolidation of retail customers and competition with retailer and other economy brands;

•	changes in the Company’s relationships with customers, suppliers or distributors;

•	management of the Company’s workforce and shifts in labor availability or labor costs;

•	compliance with legal, regulatory, tax and benefit laws and related changes, claims or actions;

•	perceived or actual product quality issues or product recalls;

•	failure to maintain effective internal control over financial reporting or disclosure controls and procedures;

•	the Company’s ability to protect its intellectual property and intangible assets;

•	tax matters including changes in tax laws and rates, disagreements with taxing authorities and imposition of new taxes;

•	changes in currency exchange rates, controls and restrictions;

•	volatility of and access to capital or other markets, the effectiveness of the Company’s cash management programs and the Company’s liquidity;

•	pension costs;

•	significant changes in valuation factors that may adversely affect the Company’s impairment testing of goodwill and intangible assets; and

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the risks and uncertainties, as they may be amended from time to time, set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recently filed Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

There may be other factors not presently known to the Company or which the Company currently considers to be immaterial that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements the Company makes. The Company disclaim and does not undertake any obligation to update or revise any forward-looking statement in this press release except as required by applicable law or regulation. In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.